Rule 497(e)
Registration Nos. 333-176976 and 811-22245

First Trust Exchange-Traded Fund III

(the “Trust”)

First Trust Institutional Preferred Securities and Income ETF

(the “Fund”)

Supplement to the Fund’s Prospectus

Dated January 27, 2026

Notwithstanding anything to the contrary in the Fund’s prospectus, effective as of the date set forth above, the first sentence of the second paragraph of the section entitled “Additional Information on the Fund’s Investment Objective and Strategies” is hereby deleted in its entirety and replaced with the following:

The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”), whereby the Fund, under normal market conditions, invests at least 80% of its net assets (including investment borrowings) in institutional preferred securities and income-producing debt securities.

Please Keep this Supplement for Future Reference